Goodwill	6 Months Ended
Jun. 30, 2025
Goodwill [Abstract]
Goodwill
9.	Goodwill

Goodwill is calculated as the excess of the acquisition price of MPC Capital over the identifiable net assets acquired and represents the future economic benefits expected to arise from other intangible assets acquired that do not qualify for separate recognition, including assembled workforce, knowledge base, continued innovation, and non-contractual relationships. Goodwill included in the MPC Capital segment constitutes a premium paid by the Company over the fair value of the net assets of MPC Capital, which is attributable to anticipated benefits from MPC Capital’s unique position as an asset management company. The goodwill is not tax deductible. Amortizable intangible assets comprise the brand with an estimated useful life of approximately 13 years, customer relationships with a weighted average useful life of approximately 25 years, order backlog with a weighted average useful life of approximately 6 years and a favorable contract with a weighted average useful life of approximately 5 years.

The changes in the carrying amount of goodwill for the six-month period ended June 30, 2025 are as follows.

Balance as of December 31, 2024 / January 1, 2025	$17,932,243
Reclassification of goodwill included in assets held for sale	3,238,569
Net exchange differences during the period	2,642,999
Balance as of June 30, 2025	$23,813,811

The Company re-assessed whether EP Heringen qualifies as a discontinued operation as defined by ASC 205-20 “Discontinued Operations” and determined that EP Heringen does not meet the corresponding criteria. As a result, the goodwill previously included in assets held for sale in the amount of $3,238,569 was re-classified as of January 1, 2025.

As of June 30, 2025, the valuation related to the acquisition of MPC Capital is not final. Therefore, the acquisition price allocation is preliminary and subject to revision. The primary areas of the acquisition price allocation that are not yet finalized are related to certain investments, property and equipment, intangible assets, liabilities and tax balances.